December 7, 2007


                          TOUCHSTONE FUNDS GROUP TRUST

 SUPPLEMENT TO CLASS Z PROSPECTUS DATED FEBRUARY 1, 2007, REVISED JULY 20, 2007

ON PAGE 41 OF THE TOUCHSTONE FUNDS GROUP TRUST CLASS Z PROSPECTUS DATED AUGUST 1, 2007, REVISED JULY 20, 2007, PLEASE REPLACE THE FIRST PARAGRAPH UNDER THE SECTION ENTITLED "PURCHASING YOUR SHARES" WITH THE FOLLOWING:

Class Z shares are sold at Net Asset Value ("NAV"), without an initial sales charge and may be subject to a shareholder service fee.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.




              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.